Exhibit 10.24

GUARANTY AGREEMENT

(Lease)

To:	Lakeway Realty, L.L.C. (“Landlord”)	March 20, 2015
c/o MedEquities Realty Trust Inc.
3100 West End Avenue, Suite 1000
Nashville, Tennessee 37203
Attn: William C. Harlan, President

The Undersigned manages a hospital facility in Lakeway, Texas, the operation of which will be funded in part by a loan (“Loan”) by MRT of Lakeway, TX – ACH, LLC (“ACH”) to Lakeway Realty, L.L.C., a Delaware limited liability company (“Landlord”), as borrower, and which is located on property leased pursuant to that certain Master Lease Agreement dated as of February 3, 2015 (as amended, restated, modified, extended, renewed or replaced, and/or assigned from time to time, the “Lease”) by and between Landlord and Lakeway Regional Medical Center, LLC, a Texas limited liability company (“Tenant”). In consideration of the benefit to Undersigned of the Loan to Landlord and of the Lease to the Tenant, and to induce ACH to establish financing arrangements with and make the Loan to Landlord, the Undersigned, intending to be legally bound, does hereby absolutely, irrevocably and unconditionally guarantee (i) the full performance and observance of all the covenants, conditions and agreements provided to be performed and observed by Tenant including, without limitation, the prompt payment of the Rent and all other amounts provided in the Lease to be paid by Tenant for the term of the Lease (herein, the “Liabilities”). The Undersigned shall also pay or reimburse Landlord on demand for all reasonable costs and expenses, including without limitation, reasonable attorneys’ fees and costs, incurred by Landlord at any time to enforce, protect, preserve, or defend Landlord’s rights hereunder and with respect to any property securing this Guaranty Agreement (“Guaranty Agreement”). All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in the Lease. This Guaranty Agreement is a guaranty of payment and performance, and not of collection.

The Undersigned further undertakes and agrees as follows:

1. The Undersigned represents and warrants that:

(a) The Undersigned’s execution and performance of this Guaranty Agreement shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which the Undersigned is a party or by which the Undersigned is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien upon any property of the Undersigned, or (iv) as applicable, violate the Undersigned’s formation documents or any other organizational document of the Undersigned.

(b) The Undersigned has the full power and authority to enter into and perform under this Guaranty Agreement and to incur the obligations provided for herein. The execution, delivery and performance of this Guaranty Agreement have been authorized by all proper and necessary actions of the Undersigned.

(c) No consent, license or approval of, or filing or registration with, any Governmental Authority is necessary for the execution and performance hereof by the Undersigned.

(d) This Guaranty Agreement constitutes the valid and binding obligation of the Undersigned enforceable in accordance with its terms as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) This Guaranty Agreement promotes and furthers the business and interests of the Undersigned, and the incurrence of the Liabilities by Tenant and creation of the obligations hereunder will result in direct financial benefit to the Undersigned or its members.

2. The Undersigned hereby waives all notices with respect to this Guaranty Agreement, including without limitation, notices of (a) acceptance of this Guaranty Agreement, (b) the existence or incurring from time to time of any Liabilities guaranteed hereunder, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Landlord under the Lease, and (d) demand and default hereunder.

3. The Undersigned hereby consents and expressly agrees that its obligations hereunder shall not be terminated, affected or impaired by reason of the granting by Landlord of any indulgences to Tenant, or by reason of the assertion against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of said Lease, or by any invalidity or unenforceability (in whole or in part) of the Lease, or by the release of Tenant (or any other guarantor) from any of Tenant’s obligations under said Lease by operation of law, the undersigned hereby waiving all suretyship defenses. The Undersigned further covenants and agrees that this Guaranty Agreement shall remain and continue in full force and effect as to any renewal, modification or extension of the Lease whether or not the undersigned shall have received any notice of or consented to such renewal, modification or extension, but in case of any modification of the Lease, the liability of the Undersigned shall be deemed modified in accordance with the modified terms and provisions of the Lease. However, nothing contained in this Paragraph shall increase the undersigned’s monetary obligations hereunder over the aggregate amount of the Liabilities plus the Enforcement Costs.

4. The liability of the Undersigned hereunder is absolute and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure by Landlord to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any Person or Persons (including, without limitation, Tenant, the Undersigned, or any other obligor) or in any property, (b) the invalidity or unenforceability of any Liabilities, (c) any delay by Landlord in making demand upon Tenant (or any other obligor), or any delay by Landlord in enforcing, or any failure to enforce, any rights against Tenant, or any other obligor even if such rights are thereby lost, (d) any failure, neglect or omission on Landlord’s part to obtain or perfect any lien upon, protect, exercise rights against, or realize on, any property of Tenant, the Undersigned or any other Person securing the Liabilities, (e) the existence or nonexistence of any defenses which may be available to Tenant with respect to the Liabilities (other than the defense of payment), (f) any failure by Landlord to proceed against Tenant (or any other obligor) or any collateral securing the Liabilities in a commercially reasonable manner, or (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Landlord or Tenant (or any other obligor).

5. If any or all payments made from time to time to Landlord with respect to the Liabilities hereby guaranteed are recovered from, or repaid by, Landlord in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against Tenant, this Guaranty Agreement shall continue to be fully applicable to such Liabilities to the same extent as if the recovered or repaid payment(s) had never been originally made on such Liabilities. Further, if Tenant, or Tenant’s trustee, receiver or other officer with similar powers with respect to Tenant, rejects, disaffirms or otherwise terminates the Lease pursuant to any bankruptcy, insolvency, reorganization, moratorium or any other law affecting creditors’ rights generally, Guarantor shall nonetheless remain obligated to pay all sums payable and/or due pursuant to the Lease, and to perform all covenants required to be performed by Tenant under the Lease, as if such rejection, disaffirmance or other termination of the Lease had never occurred and as if the Lease (without taking into account such rejection, disaffirmance or termination) were in full force and effect, notwithstanding the fact that: (a) Landlord may not be able to recover any part or all of such sums due pursuant to the Lease from Tenant; or (b) Tenant’s obligations to pay sums due pursuant to the Lease, or to perform obligations pursuant to the Lease, may be limited by application of such bankruptcy, insolvency, reorganization, moratorium or other law affecting creditors’ rights generally. Notwithstanding the Undersigned’s continuing liability to pay such sums as aforesaid, the Undersigned shall not have any right of possession as a tenant under the Lease.

6. All rights and remedies hereunder and under the Lease, are cumulative and not alternative, and Landlord may proceed in any order from time to time against Tenant, the Undersigned and/or any other obligor of the Liabilities and their respective assets. If this Guaranty Agreement is placed in the hands of one or more attorneys for collection, or is collected through any legal proceedings, or if one or more attorneys is retained to represent Landlord in any other proceedings whatsoever in connection with this Guaranty Agreement and if Landlord prevails in such proceedings, then the Undersigned shall pay to Landlord, promptly upon demand, all reasonable attorneys’ fees, costs and expenses, including without limitation court costs and filing fees, incurred in connection therewith (collectively “Enforcement Costs”), in addition to all other amounts due hereunder.

7. Other than as noted herein, no assignment or other transfer of the Lease, or any interest therein, shall operate to extinguish or diminish the liability of the undersigned hereunder. The Undersigned shall be released from liability hereunder and this Guaranty Agreement shall terminate (and the Undersigned shall have no obligation for the Liabilities nor any Enforcement Costs) at such time as the earlier of the following shall occur: (i) there shall be a Transfer of the Lease and the Tenant thereunder is released from further liability under the Lease, or (ii) all of the Liabilities are duly, finally and permanently paid, performed and discharged.

8. Following an Event of Default (as defined in the Lease) and until such Event of Default has been cured, in the event the Undersigned shall have any claims against Tenant, any indebtedness of Tenant held by the Undersigned at such time shall be thereby subordinated to the indebtedness of Tenant to Landlord, including without limitation, any and all amounts due to Landlord under the Lease.

9. Failure or delay in exercising any right or remedy against the Undersigned hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of or provision of this Guaranty Agreement shall be construed as a waiver of any subsequent breach or of any other provision. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

10. The undersigned acknowledges and agrees that Landlord may collaterally assign all of its right, title and interest under the Lease and this Guaranty Agreement to a lender and no assignment or transfer or other disposition of this Guaranty Agreement shall in any manner affect the rights of Landlord or its successors and assigns hereunder. The Undersigned may not assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Guaranty Agreement.

11. This Guaranty Agreement embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification of any provision hereof shall be enforceable unless approved by Landlord in writing. Two or more duplicate originals of this Guaranty Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

12. THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS; PROVIDED THAT LANDLORD SHALL RETAIN ALL RIGHTS UNDER FEDERAL LAW. THIS GUARANTY AGREEMENT IS PERFORMABLE FOR ALL PURPOSES IN TRAVIS COUNTY, TEXAS. THE PARTIES HEREBY AGREE THAT ANY LAWSUIT, ACTION, OR PROCEEDING THAT IS BROUGHT (WHETHER IN CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THE LEASE OR ANY OF THE RELATED DOCUMENTS, THE TRANSACTIONS CONTEMPLATED THEREBY, OR THE ACTIONS OF THE LANDLORD IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT OF THE LEASE OR ANY OF THE RELATED DOCUMENTS SHALL BE BROUGHT IN A STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN TRAVIS COUNTY, TEXAS. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS, (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH LAWSUIT, ACTION, OR PROCEEDING BROUGHT IN ANY SUCH COURT, AND (C) FURTHER WAIVES ANY CLAIM THAT IT MAY NOW OR HEREAFTER HAVE THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. EACH OF THE PARTIES HERETO AGREE THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED AT THE ADDRESS FOR NOTICES REFERENCED IN THIS GUARANTY AGREEMENT.

13. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE UNDERSIGNED (AND LANDLORD BY LANDLORD’S ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT OR LANDLORD MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO OR RELATING TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LEASE OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF OR RELATING TO ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LEASE.

14. Any and all notices which may be given to the Undersigned by Landlord hereunder shall be sent to the Undersigned at the address of the Undersigned set forth on the signature page hereof and shall be deemed given to and received (on the date delivered) by the Undersigned if personally delivered or if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 12 above.

15. Waivers. Guarantor waives for the benefit of Landlord: (a) any right to revoke this Guaranty Agreement with respect to future indebtedness; (b) any right to require Landlord to do any of the following before Guarantor is obligated to pay the Liabilities or before Landlord may proceed against Guarantor: (i) sue or exhaust remedies against Tenant or any other guarantors or obligors; (ii) sue on an accrued right of action in respect of any of the Liabilities or bring any other action, exercise any other right, or exhaust all other remedies or (iii) enforce rights against Tenant’s assets or any collateral pledged by Tenant to secure the Liabilities; (c) any right relating to the timing, manner, or conduct of Landlord’s enforcement of rights against Tenant’s assets or any collateral pledged by Tenant to secure the Liabilities; (d) if both Guarantor and Tenant or any other Person have pledged assets to secure the Liabilities, any right to require Landlord to proceed first against any such other collateral before proceeding against any collateral pledged by Guarantor; (e) except as expressly required hereby, promptness, diligence, notice of any default under the Liabilities, notice of acceleration or intent to accelerate, demand for payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Landlord of additional indebtedness, notice of any suit or other action by Landlord against Tenant or any other Person, any notice to any Person liable for the obligation which is the subject of the suit or action, and all other notices and demands with respect to the Liabilities and this Guaranty Agreement; (f) (i) any principles or provisions of law, statutory, or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of Guarantor’s obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement hereof; and (iii) any requirement that Landlord protect, secure, perfect, or insure any security interest or lien or any property subject thereto; and (g) each of the foregoing rights or defenses regardless whether they arise under (i) Section 43.001–005 of the Tex. Civ. Prac. & Rem. Code, as amended (ii) Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure, as amended, and (iv) common law, in equity, under contract, by statute, or otherwise.

16. The obligations of the Undersigned, together with the obligations of any other surety and/or guarantor of the Liabilities, shall be joint and several.

17. Receipt of an executed signature page to this Guaranty Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

18. FINAL AGREEMENT. THIS GUARANTY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[SIGNATURE TO FOLLOW ON SEPARATE PAGE]

IN WITNESS WHEREOF, the undersigned party has executed this Guaranty Agreement the day and year first above written.

LRMC HOSPITAL MANAGEMENT COMPANY, LLC, a Texas limited liability company		LRMC HOSPITAL MANAGEMENT COMPANY, LLC, a Texas limited liability company

By:	/s/ G. Edward Alexander	By:	/s/ W. Bradley Daniel
Name:	G. Edward Alexander	Name:	W. Bradley Daniel
Title:	Member	Title:	Member

Address for Notices:

LRMC Hospital Management Company, LLC

100 Medical Parkway

Lakeway, Texas 78734

Attn: Susan A. MacLeod, CEO

Phone: (512) 571-5140

Fax: (512) 571-5198

Email: susan.macleod@lakewayregional.com

GUARANTY AGREEMENT (MASTER LEASE) SIGNATURE PAGE